ReliaStar Life Insurance Company
and its
Separate Account N

VOYA ADVANTAGE CENTURY PLUSSM

Supplement Dated December 11, 2014 to the Contract Prospectus and Statement of Additional
Information, each dated April 29, 2011, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Statement of Additional Information (the “SAI”) and subsequent supplements thereto. Please read it carefully and keep it with your Contract Prospectus and SAI for future reference.

Important Information Regarding the VY® PIMCO Bond Portfolio

Effective on or about December 12, 2014, the VY® PIMCO Bond Portfolio will be renamed Voya Aggregate Bond
Portfolio and Voya Investment Management Co. LLC will replace Pacific Investment Management Company LLC as subadviser.

Information in your Contract Prospectus regarding the fund referenced above is changed accordingly.

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the Voya Global Resources Portfolio and the Voya International Value Portfolio.

Notice of and Important Information About Upcoming Fund Reorganizations

The Boards of Trustees of Voya Investors Trust and Voya Variable Products Trust approved separate proposals to reorganize the following “Merging Portfolios” with and into the following “Surviving Portfolio.” The proposed reorganizations are subject to approval by the shareholders of each Merging Portfolio. If shareholder approval is obtained, it is expected each reorganization will be effective on or about the close of business on March 6, 2015 (the
“Reorganization Date”).
Merging Portfolios	Surviving Portfolio
Voya Global Resources Portfolio (Class S)	Voya Global Value Advantage Portfolio (Class I)
Voya International Value Portfolio (Class I)

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in a Merging Portfolio to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “Transfers” section of your
Contract Prospectus for information about making subaccount transfers.

On the Reorganization Date:
• Your investment in the subaccount that invested in a Merging Portfolio will automatically become an investment in the subaccount that invests in the Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation; and
• All existing account balances invested in Class S shares of the Voya Global Resources Portfolio and Class I shares of the Voya International Value Portfolio will automatically become investments in the subaccount that invests in Class I shares of the Voya Global Value Advantage Portfolio. Class I shares have lower total fund expenses than Class S shares, and the effect of this transaction is to give contract owners an investment in a similar fund managed by the same investment adviser at a lower cost.

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Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging
Portfolios will no longer be available through your contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invested in a Merging
Portfolio will be automatically allocated to the subaccount that invests in the Surviving Portfolio. See the
“Transfers” section of your Contract Prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at
Customer Service, P.O. Box 5050, Minot, North Dakota 58702-5050 or calling us at 1-877-884-5050.

Information about the Voya Global Value Advantage Portfolio. In connection with the upcoming fund reorganization involving the Voya International Value Portfolio (Class I) and the Voya Global Resources Portfolio
(Class S), effective on the Reorganization Date, the Voya Global Value Advantage Portfolio (Class I) will be added to your contract as an available investment option. The following chart lists summary information regarding the
Voya Global Value Advantage Portfolio and is added to Appendix II of your Contract Prospectus.
Fund Name
Investment Adviser/Subadviser	Investment Objective(s)
Voya Global Value Advantage Portfolio	Seeks long-term growth of capital and current
income.
Investment Adviser: Voya Investments, LLC

Subadviser: Voya Investment Management Co. LLC

More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:
Customer Service
P.O. Box 5050
Minot, North Dakota 58702-5050
1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Important Information Regarding “The Company”

The third paragraph under “The Company” section of the Contract Prospectus, as supplemented, and the third paragraph under the “General Information and History” section in the SAI, as supplemented, are deleted and replaced with the following:

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the
Company, constitutes ING’s U.S.-based retirement, investment management and insurance operations. As of
November 18, 2014, ING’s ownership of Voya was approximately 19%. Under an agreement with the European
Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

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